UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2009

ARVINMERITOR, INC.
(Exact name of registrant as specified in its charter)

                       Indiana                               1-15983                         38-3354643

       (State or other jurisdiction           (Commission                  (IRS Employer

                 of incorporation)                       File No.)                   Identification No.)

2135 West Maple Road

Troy, Michigan
(Address of principal executive offices)

48084-7186
(Zip code)

Registrant’s telephone number, including area code: (248) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.

On March 17, 2009, the New York Stock Exchange (the “NYSE”) notified ArvinMeritor, Inc. (“ArvinMeritor”) that it has fallen below the NYSE’s continued listing standard related to total market capitalization and stockholders’ equity. The NYSE requires that the average market capitalization of a listed company be not less than $75 million over a consecutive 30 trading-day period when, at the same time, stockholders’ equity is less than $75 million. On March 20, 2009, ArvinMeritor issued a press release regarding its receipt of the NYSE notification. The press release is furnished as Exhibit 99 to this Form 8-K.

On March 20, 2009, ArvinMeritor also notified the NYSE that it intends to cure this deficiency and submit a plan to the NYSE, within the required 45 day period, to demonstrate its ability to achieve compliance with the continued listing standards within the allotted 18 month cure period. Under the NYSE rules, ArvinMeritor’s common stock will continue to be listed on the NYSE during the cure period, subject to compliance with other NYSE continued listing requirements.

Item 8.01         Other Events.

     As further described below, on March 17, 2009 ArvinMeritor’s cost to borrow under its revolving credit facility increased. As discussed in Note 16 of the Notes to Consolidated Financial Statements and under the heading “Liquidity and Contractual Obligations” in Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Form 10-Q for the quarter ended December 28, 2008 (the “Form 10-Q”), ArvinMeritor has a $700 million revolving credit facility maturing in 2011. The majority of borrowings under this facility are subject to interest based on quoted LIBOR rates plus a margin, and a commitment fee, all of which are based on ArvinMeritor’s senior secured credit ratings. Although a majority of ArvinMeritor’s revolving credit loans are LIBOR based, overnight revolving credit loans are at the prime rate plus a margin, which is also based on ArvinMeritor’s senior secured credit ratings.

As discussed in Item 1A. “Risk Factors” in the Form 10-Q, ArvinMeritor’s corporate credit rating at Moody’s Investors Service was B2 and at Standard & Poor’s was B at the time the Form 10-Q was filed. On February 12, 2009, Standard & Poor’s lowered ArvinMeritor’s corporate credit rating to CCC+ from B and lowered the senior secured credit rating to B- from BB-. On March 17, 2009, Moody’s Investors Service lowered ArvinMeritor’s corporate credit rating to Caa1 from B2 and lowered the senior secured credit rating to B1 from Ba2.

As a result of both of these downgrades, on March 17, 2009, ArvinMeritor’s cost to borrow under its revolving credit facility increased by 25 basis points to 275 basis points plus LIBOR for LIBOR based loans and to 175 basis points plus the prime rate for prime rate based loans. There was no change in the commitment fee, however.

FORWARD LOOKING STATEMENTS

This Form 8-K contains statements that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are typically identified by words or phrases such as “believe,” “expect,” “anticipate,” “estimate,” “should,” “are likely to be,” “will” and similar expressions.  There are risks and uncertainties relating to whether the NYSE will approve our plan to meet compliance with listing requirements and as to whether there may be future credit downgrades. In addition, actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to global economic and market cycles and conditions, including the recent global economic crisis; whether our liquidity will continue to be affected by declining vehicle production volumes in the future; the financial condition of the company’s suppliers and customers, including potential bankruptcies; possible adverse effects of any future suspension of normal trade credit terms by our suppliers; the ability of the company to continue to comply with covenants in its financing agreements; the ability of the company to access capital markets; credit ratings of the company’s debt; the demand for commercial, specialty and light vehicles for which the company supplies products; timing and certainty as to completion and terms of any dispositions of the Body Systems and Chassis businesses of the company’s LVS business; risks inherent in operating abroad (including foreign currency exchange rates and potential disruption of production and supply due to terrorist attacks or acts of aggression); availability and sharply rising cost of raw materials, including steel and oil; OEM program delays; demand for and market acceptance of new and existing products; successful development of new products; reliance on major OEM customers; labor relations of the company, its suppliers and customers, including potential disruptions in supply of parts to our facilities or demand for our products due to work stoppages; potential difficulties competing with companies that have avoided their existing contracts in bankruptcy and reorganization proceedings; successful integration of acquired or merged businesses; the ability to achieve the expected annual savings and synergies from past and future business combinations and the ability to achieve the expected benefits of restructuring actions; success and timing of potential divestitures; potential impairment of long-lived assets, including goodwill; potential adjustment of the value of deferred tax assets; competitive product and pricing pressures; the amount of the company’s debt; the outcome of existing and any future legal proceedings, including any litigation with respect to environmental or asbestos-related matters; the outcome of actual and potential product liability and warranty and recall claims; rising costs of pension and other post-retirement benefits and possible changes in pension and other accounting rules; as well as other risks and uncertainties, including but not limited to those detailed from time to time in filings of the company with the SEC. These forward-looking statements are made only as of the date hereof, and the company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

     99 - Press release of ArvinMeritor, Inc. dated March 20, 2009

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         ARVINMERITOR, INC.

By: /s/ Vernon G. Baker, II

                                                                    Vernon G. Baker, II

                                                                    Senior Vice President and

                                                                    General Counsel

Date: March 20, 2009

EXHIBIT INDEX

Exhibit No.     Description

99                  Press release of ArvinMeritor, Inc. dated March 20, 2009